     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 1997



                                                      REGISTRATION NO. 333-30683

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------

                                AMENDMENT NO. 1



                                       TO


                                    FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       PIONEER AMERICAS ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 2812                                06-1420850
   (State or other jurisdiction of          (Primary Standard Industrial                 (I.R.S. Employer
    incorporation or organization)          Classification Code Number)                Identification No.)

        PIONEER AMERICAS, INC.                        DELAWARE                              76-0280373
  PIONEER CHLOR ALKALI COMPANY, INC.                  DELAWARE                              51-0302028
      IMPERIAL WEST CHEMICAL CO.                       NEVADA                               95-2375683
        ALL-PURE CHEMICAL CO.                        CALIFORNIA                             94-2314942
     BLACK MOUNTAIN POWER COMPANY                      TEXAS                                76-0291143
  ALL-PURE CHEMICAL NORTHWEST, INC.                  WASHINGTON                             94-2714064
 PIONEER CHLOR ALKALI INTERNATIONAL,                  BARBADOS                              98-0118164
                 INC.                                  NEVADA                               88-0336831
          G.O.W. CORPORATION                          DELAWARE                              51-0375981
         PIONEER (EAST), INC.                        NEW MEXICO                             86-0311265
         T.C. HOLDINGS, INC.                         WASHINGTON                             91-1536884
         T.C. PRODUCTS, INC.              (State or other jurisdiction of                (I.R.S. Employer
    (Exact name of registrants as          incorporation or organization)              Identification No.)
     specified in their charters)

                                ---------------
   4200 NATIONSBANK CENTER, 700 LOUISIANA STREET, HOUSTON, TEXAS 77002, (713)
                                    225-3831
  (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)
                                ---------------
                            KENT R. STEPHENSON, ESQ.
                       PIONEER AMERICAS ACQUISITION CORP.
                            4200 NATIONSBANK CENTER
                              700 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
                                 (713) 225-3831
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                with a copy to:

                        CORNELIUS T. FINNEGAN III, ESQ.
                            WILLKIE FARR & GALLAGHER
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 821-8000
                                ---------------
   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
                                ---------------

     The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     PAAC, which is a Delaware corporation, is empowered by the Delaware General Corporation Law, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his being or having been a director, officer, employee or agent of PAAC. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. The Certificate of Incorporation and by-laws of PAAC provide for indemnification of the directors and officers of such entities to the full extent permitted by the Delaware General Corporation Law.

     PAAC maintains an insurance policy providing for indemnification of its officers, directors and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits


         *2.1            -- Asset Purchase Agreement, dated as of May 14, 1997, by
                            and among OCC Tacoma, Inc. and Pioneer (incorporated by
                            reference to Exhibit 2 to the Company's Current Report on
                            Form 8-K, dated June 17, 1997).
         *3.1            -- Certificate of Incorporation of PAAC (incorporated by
                            reference to Exhibit 3.1 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.2            -- By-laws of PAAC (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.3            -- Certificate of Incorporation of PAI (incorporated by
                            reference to Exhibit 3.3 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.4            -- By-laws of PAI (incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.5            -- Certificate of Incorporation of PCAC (incorporated by
                            reference to Exhibit 3.5 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.6            -- By-laws of PCAC (Incorporated by reference to Exhibit 3.6 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.7            -- Certificate of Incorporation of Imperial West
                            (incorporated by reference to Exhibit 3.7 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.8            -- By-laws of Imperial West (incorporated by reference to
                            Exhibit 3.8 to the Company's Registration Statement on
                            Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
         *3.9            -- Certificate of Incorporation of All-Pure (incorporated by reference to Exhibit 3.9 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).

         *3.10           -- By-laws of All-Pure (incorporated by reference to Exhibit
                            3.10 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.11           -- Certificate of Incorporation of Black Mountain Power
                            Company (incorporated by reference to Exhibit 3.11 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.12           -- By-laws of Black Mountain Power Company (incorporated by reference to Exhibit 3.12 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.13           -- Certificate of Incorporation of All-Pure Chemical
                            Northwest, Inc. (incorporated by reference to Exhibit
                            3.13 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.14           -- By-laws of All-Pure Chemical Northwest, Inc.
                            (incorporated by reference to Exhibit 3.14 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.15           -- Certificate of Incorporation of Pioneer Chlor Alkali
                            International, Inc. (incorporated by reference to Exhibit
                            3.15 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.16           -- By-laws of Pioneer Chlor Alkali International, Inc.
                            (incorporated by reference to Exhibit 3.16 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.17           -- Certificate of Incorporation of G.O.W. Corporation
                            (incorporated by reference to Exhibit 3.17 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.18           -- By-laws of G.O.W. Corporation (incorporated by reference to Exhibit 3.18 to the Company's Registration Statement
                            on Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
         *3.19           -- Certificate of Incorporation of Pioneer (East), Inc.
         *3.20           -- By-laws of Pioneer (East), Inc.
         *3.21           -- Certificate of Incorporation of T.C. Holdings, Inc.
         *3.22           -- By-laws of T.C. Holdings, Inc.
         *3.23           -- Certificate of Incorporation of T.C. Products, Inc.
         *3.22           -- By-laws of T.C. Products, Inc.
         *4.1            -- Indenture, dated as of June 17, 1997, by and among PAAC, the Subsidiary Guarantors defined therein and United
                            States Trust Company of New York, as Trustee, relating to
                            $200,000,000 principal amount of 9 1/4% Series A Senior
                            Notes due 2007, including form of Note and Guarantees.
         *4.2(a)         -- Deed of Trust, Assignment of Leases and Rents, Security
                            Agreement, Fixture Filing and Financing Statement by PCAC
                            (Tacoma, Washington).
         *4.2(b)         -- Mortgage, Assignment of Leases and Rents, Security
                            Agreement, Fixture Filing and Financing Statement by PCAC
                            (St. Gabriel, Louisiana).
         *4.2(c)         -- Deed of Trust, Assignment of Leases and Rents, Security
                            Agreement, Fixture Filing and Financing Statement by PCAC
                            (Henderson, Nevada).
         *4.3(a)         -- Term Loan Agreement, dated as of June 17, 1997, among
                            PAAC, Various Financial Institutions, as Lenders, DLJ
                            Capital Funding, Inc., as the Syndication Agent, Salomon
                            Brothers Holding Company Inc, as the Documentation Agent
                            and Bank of America Illinois, as the Administrative Agent
                            (the "Term Loan Agreement").

         *4.3(b)         -- Subsidiary Guaranty, dated June 17, 1997, executed by
                            each of the Subsidiaries party thereto, as guarantor,
                            respectively, in favor of the Lenders, guaranteeing the
                            obligations of one another under the Term Loan Agreement.
         *4.4            -- Security Agreement, dated as of June 17, 1997, among PCAC and United States Trust Company of New York, as
                            Collateral Agent.
         *4.5            -- Stock Pledge Agreement, dated as of June 17, 1997, among
                            PAI and United States Trust Company of New York, as
                            Collateral Agent.
         *4.6(a)         -- Loan and Security Agreement, dated as of June 17, 1997, by and among PAAC, Bank of America Illinois, as Agent and
                            Lender and the other Lenders party thereto (the
                            "Revolving Loan Agreement").
         *4.6(b)         -- Master Corporate Guaranty, dated June 17, 1997, executed by each of the Subsidiaries party thereto, as guarantor,
                            respectively, in favor of Bank of America Illinois, as
                            Agent, for the ratable benefit of the Lenders,
                            guaranteeing the obligations of one another under the
                            Revolving Loan Agreement.
         *4.6(c)         -- Master Security Agreement, dated June 17, 1997, executed by each of the Subsidiaries party thereto, as debtor,
                            respectively, in favor of Bank of America Illinois, as
                            Agent, for the ratable benefit of the lenders.
         *4.7            -- Intercreditor and Collateral Agency Agreement, dated as of June 17, 1997 by and among United States Trust Company
                            of New York, as Trustee and Collateral Agent, Bank of
                            America Illinois, as Agent, PAAC, PAI and PCAC.
         *4.8            -- Exchange and Registration Rights Agreement, dated as of
                            June 17, 1997, by and among PAAC, the Subsidiary
                            Guarantors and the Initial Purchasers.
          5.1            -- Opinion of Willkie Farr & Gallagher.
          5.2            -- Opinion of Kent R. Stephenson, Esq.
          8.1            -- Opinion of Willkie Farr & Gallagher with respect to
                            certain tax matters.
        *10.1            -- Contingent Payment Agreement, dated as of April 20, 1995, by and among Pioneer (formerly, GEV corporation), PAAC
                            and the Sellers defined therein (incorporated by
                            reference to Exhibit 10.2 to the Current Report on Form
                            8-K of Pioneer, dated April 20, 1995).
        *10.2            -- Tax Sharing Agreement, dated as of April 20, 1995, by and among Pioneer, PAAC and the Subsidiary Guarantors defined
                            therein (incorporated by reference to Exhibit 10.3 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
        *10.3            -- Pioneer Companies, Inc. 1995 Stock Incentive Plan
                            (incorporated by reference to Exhibit 10.4 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
        *10.4            -- Pioneer Companies, Inc. Key Executive Stock Grant Plan
                            (incorporated by reference to Exhibit 10.2 to the
                            Quarterly Report on Form 10-Q of Pioneer for the
                            quarterly period ended June 30, 1996).
        *10.5            -- Pioneer Chlor Alkali Company, Inc. Supplemental
                            Retirement Plan (incorporated by reference to Exhibit
                            10.5 to the Annual Report on Form 10-K of Pioneer for the
                            fiscal year ended December 31, 1995).
        *10.6            -- Employment Agreement, dated as of April 20, 1995, between
                            Pioneer and Richard C. Kellogg, Jr. (incorporated by
                            reference to Exhibit 10.1 to the Quarterly Report on Form
                            10-Q of Pioneer for the quarterly period ended June 30,
                            1995).

        *10.7            -- Employment Agreement, dated November 1, 1992, and First
                            Amendment to Employment Agreement, dated as of April 20,
                            1995, between Pioneer Chlor Alkali Company, Inc. and Paul
                            J. Kienholz (incorporated by reference to Exhibit 10.7 to
                            Pioneer's Annual Report on Form 10-K for the year ended
                            December 31, 1995).
        *10.8            -- Employment Agreement, dated April 20, 1995, between
                            Pioneer Americas, Inc. and James E. Glattly (incorporated
                            by reference to Exhibit 10.8 to Pioneer's Annual Report
                            on Form 10-K for the year ended December 31, 1995).
        *10.9            -- Employment Agreement, dated April 20, 1995, between
                            Pioneer Americas, Inc. and Verrill M. Norwood, Jr.
                            (incorporated by reference to Exhibit 10.9 to Pioneer's
                            Annual Report on Form 10-K for the year ended December
                            31, 1995).
        *10.10           -- Executive Employment Agreement, dated January 4, 1997,
                            between Pioneer Companies, Inc. and Michael J. Ferris
                            (incorporated by reference to Exhibit 10.10 to the Annual
                            Report on Form 10-K of the Company for the fiscal year
                            ended December 31, 1996).
        *10.11           -- Stock Purchase Agreement, dated January 4, 1997, between
                            Pioneer Companies, Inc. and Michael J. Ferris
                            (incorporated by reference to Exhibit 10.11 to the Annual
                            Report on Form 10-K of the Company for the fiscal year
                            ended December 31, 1996).
        *10.12           -- Non-Qualified Stock Option Agreement, dated January 4,
                            1997, between Pioneer Companies, Inc. and Michael J.
                            Ferris (incorporated by reference to Exhibit 10.12 to the
                            Annual Report on Form 10-K of the Company for the fiscal
                            year ended December 31, 1996).
         10.13           -- Chlorine and Caustic Soda Sales Agreement, dated as of
                            June 17, 1997, between Occidental Chemical Corporation
                            and PCAC.
         10.14           -- Chlorine Purchase Agreement, dated as of June 17, 1997, between OCC Tacoma, Inc. and PCAC.
        +10.15           -- Environmental Operating Agreement, dated as of June 17,
                            1997, between OCC Tacoma and PCAC.
        *12.1            -- Statement Regarding Computation of Ratio of Earnings to
                            Fixed Charges.
        *16.1            -- Letter from Ernst & Young LLP regarding change in
                            independent accountants (incorporated by reference to
                            Exhibit 16.1 to the Company's Registration Statement on
                            Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
        *21.1            -- Subsidiaries of the Registrants.
        *23.1            -- Independent Auditors' Consent of Deloitte & Touche LLP.
        *23.2            -- Independent Auditors' Consent of Ernst & Young LLP.
        *23.3            -- Independent Auditors' Consent of Piercy, Bowler, Taylor &
                            Kern.
        *23.4            -- Independent Public Accountants' Consent of Arthur
                            Andersen LLP.
         23.5            -- Consents of Willkie Farr & Gallagher (included in their opinions filed as Exhibits 5.1 and 8.1).
         23.6            -- Consent of Kent R. Stephenson, Esq. (included in his
                            opinion filed as Exhibit 5.2).
        *24.1            -- Powers of Attorney (included in the signature pages
                            hereto).
        *25.1            -- Statement on Form T-1 of Eligibility of Trustee.
        *99.1            -- Form of Letter of Transmittal.
        *99.2            -- Form of Notice of Guaranteed Delivery.
        *99.3            -- Form of Letter to Clients.
        *99.4            -- Form of Letter to Nominees.

---------------


* Previously filed.



+ Confidential treatment has been requested for portions of this agreement.


(b) Financial Statement Schedules:


SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS.


     All other schedules have been omitted because they are not applicable or not required or the required information is included in the financial statements or notes thereto.

ITEM 22. UNDERTAKINGS.


     The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of PAAC's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.



     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Registrants pursuant to the provisions, described under Item 20 above, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



     The undersigned Registrants hereby undertake that:


     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned Registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     The undersigned Registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this Registration Statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            PIONEER AMERICAS ACQUISITION CORP.


                                            By:    /s/ PHILIP J. ABLOVE

                                              ----------------------------------
                                              Name: Philip J. Ablove
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            President, Chief Executive Officer        July 24, 1997
-----------------------------------------------------    and Director (principal executive
                  Michael J. Ferris                      officer)

                /s/ PHILIP J. ABLOVE                   Vice President, Chief Financial           July 24, 1997
-----------------------------------------------------    Officer and Director (principal
                  Philip J. Ablove                       financial officer)

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                 William R. Berkley

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                  Andrew M. Bursky

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                  Donald J. Donahue

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
               Richard C. Kellogg, Jr.

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                  Paul J. Kienholz

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                   Jack H. Nusbaum

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                Thomas H. Schnitzius

              *By: /s/ PHILIP J. ABLOVE
  ------------------------------------------------
                  Philip J. Ablove
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            PIONEER AMERICAS, INC.


                                            By:   /s/ KENT R. STEPHENSON

                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            Chairman of the Board and President       July 24, 1997
-----------------------------------------------------    (principal executive officer)
                  Michael J. Ferris

                          *                            Vice President, Chief Financial           July 24, 1997
-----------------------------------------------------    Officer, Treasurer and Director
                  Philip J. Ablove                       (principal financial officer)

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                  William L. Mahone

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            PIONEER CHLOR ALKALI COMPANY, INC.


                                            By:   /s/ KENT R. STEPHENSON

                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            President and Director (principal         July 24, 1997
-----------------------------------------------------    executive officer)
                  James E. Glattly

                          *                            Vice President and Chief Financial        July 24, 1997
-----------------------------------------------------    Officer and Director (principal
                  Philip J. Ablove                       financial officer)

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Chairman of the Board                     July 24, 1997
-----------------------------------------------------
                  Michael J. Ferris

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                  William L. Mahone

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            IMPERIAL WEST CHEMICAL CO.


                                            By:   /s/ KENT R. STEPHENSON

                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            President and Director (principal         July 24, 1997
-----------------------------------------------------    executive officer)
                  James M. Wingard

                          *                            Vice President and Chief Financial        July 24, 1997
-----------------------------------------------------    Officer and Director (principal
                  Philip J. Ablove                       financial officer)

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Chairman of the Board                     July 24, 1997
-----------------------------------------------------
                  Michael J. Ferris

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                  William L. Mahone

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            ALL-PURE CHEMICAL CO.


                                            By:   /s/ KENT R. STEPHENSON

                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            President and Director (principal         July 24, 1997
-----------------------------------------------------    executive officer)
                   Ronald E. Ciora

                          *                            Vice President and Chief Financial        July 24, 1997
-----------------------------------------------------    Officer and Director (principal
                  Philip J. Ablove                       financial officer)

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Chairman of the Board                     July 24, 1997
-----------------------------------------------------
                  Michael J. Ferris

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                  William L. Mahone

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            BLACK MOUNTAIN POWER COMPANY


                                            By:   /s/ KENT R. STEPHENSON

                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            President and Director (principal         July 24, 1997
-----------------------------------------------------    executive officer)
                   Terry K. Graves

                          *                            Vice President and Chief Financial        July 24, 1997
-----------------------------------------------------    Officer and Director (principal
                  Philip J. Ablove                       financial officer)

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Chairman of the Board                     July 24, 1997
-----------------------------------------------------
                  Michael J. Ferris

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                  James E. Glattly

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            ALL-PURE CHEMICAL NORTHWEST, INC.


                                            By:   /s/ KENT R. STEPHENSON

                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            President and Director (principal         July 24, 1997
-----------------------------------------------------    executive officer)
                   Ronald E. Ciora

                          *                            Vice President and Chief Financial        July 24, 1997
-----------------------------------------------------    Officer and Director (principal
                  Philip J. Ablove                       financial officer)

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Chairman of the Board                     July 24, 1997
-----------------------------------------------------
                  Michael J. Ferris

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                     PIONEER CHLOR ALKALI INTERNATIONAL, INC.


                                     By:       /s/ KENT R. STEPHENSON

                                        ----------------------------------------
                                        Name: Kent R. Stephenson
                                        Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            Chairman of the Board (principal          July 24, 1997
-----------------------------------------------------    executive officer)
                  Michael J. Ferris

                          *                            Vice President (principal financial       July 24, 1997
-----------------------------------------------------    officer)
                  Philip J. Ablove

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                 David F. Callaghan

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                   James A. Fields

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                   David A. Leslie

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            G. O. W. CORPORATION


                                            By:   /s/ KENT R. STEPHENSON


                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            President and Director (principal         July 24, 1997
-----------------------------------------------------    executive officer)
                   Terry K. Graves

                          *                            Vice President and Chief Financial        July 24, 1997
-----------------------------------------------------    Officer (principal financial
                  Philip J. Ablove                       officer)

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            PIONEER (EAST), INC.


                                            By:   /s/ KENT R. STEPHENSON


                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

               /s/ KENT R. STEPHENSON                  President, Secretary and Chairman of      July 24, 1997
-----------------------------------------------------    the Board (principal executive
                 Kent R. Stephenson                      officer)

                          *                            Treasurer and Director (principal         July 24, 1997
-----------------------------------------------------    financial and accounting officer)
                 Robert C. Williams

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                 Victoria L. Garrett

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            T.C. HOLDINGS, INC.


                                            By:   /s/ KENT R. STEPHENSON


                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            President and Director (principal         July 24, 1997
-----------------------------------------------------    executive officer)
                   Ronald E. Ciora

                          *                            Vice President and Chief Financial        July 24, 1997
-----------------------------------------------------    Officer and Director (principal
                  Philip J. Ablove                       financial officer)

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Chairman of the Board                     July 24, 1997
-----------------------------------------------------
                  Michael J. Ferris

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                  William L. Mahone

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 24th day of July, 1997.


                                            T.C. PRODUCTS, INC.

                                            By:   /s/ KENT R. STEPHENSON

                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                          *                            President and Director (principal         July 24, 1997
-----------------------------------------------------    executive officer)
                   Ronald E. Ciora

                          *                            Vice President and Chief Financial        July 24, 1997
-----------------------------------------------------    Officer and Director (principal
                  Philip J. Ablove                       financial officer)

                          *                            Controller (principal accounting          July 24, 1997
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Chairman of the Board                     July 24, 1997
-----------------------------------------------------
                  Michael J. Ferris

                          *                            Director                                  July 24, 1997
-----------------------------------------------------
                  William L. Mahone

             *By: /s/ KENT R. STEPHENSON
  ------------------------------------------------
                 Kent R. Stephenson
                  Attorney-in-Fact

                                 EXHIBIT INDEX


        EXHIBIT                                  DESCRIPTION
        -------                                  -----------
         *2.1            -- Asset Purchase Agreement, dated as of May 14, 1997, by
                            and among OCC Tacoma, Inc. and Pioneer (incorporated by
                            reference to Exhibit 2 to the Company's Current Report on
                            Form 8-K, dated June 17, 1997).
         *3.1            -- Certificate of Incorporation of PAAC (incorporated by
                            reference to Exhibit 3.1 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.2            -- By-laws of PAAC (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.3            -- Certificate of Incorporation of PAI (incorporated by
                            reference to Exhibit 3.3 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.4            -- By-laws of PAI (incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.5            -- Certificate of Incorporation of PCAC (incorporated by
                            reference to Exhibit 3.5 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.6            -- By-laws of PCAC (Incorporated by reference to Exhibit 3.6 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.7            -- Certificate of Incorporation of Imperial West
                            (incorporated by reference to Exhibit 3.7 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.8            -- By-laws of Imperial West (incorporated by reference to
                            Exhibit 3.8 to the Company's Registration Statement on
                            Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
         *3.9            -- Certificate of Incorporation of All-Pure (incorporated by reference to Exhibit 3.9 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.10           -- By-laws of All-Pure (incorporated by reference to Exhibit
                            3.10 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.11           -- Certificate of Incorporation of Black Mountain Power
                            Company (incorporated by reference to Exhibit 3.11 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.12           -- By-laws of Black Mountain Power Company (incorporated by reference to Exhibit 3.12 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.13           -- Certificate of Incorporation of All-Pure Chemical
                            Northwest, Inc. (incorporated by reference to Exhibit
                            3.13 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.14           -- By-laws of All-Pure Chemical Northwest, Inc.
                            (incorporated by reference to Exhibit 3.14 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).

        EXHIBIT                                  DESCRIPTION
        -------                                  -----------
         *3.15           -- Certificate of Incorporation of Pioneer Chlor Alkali
                            International, Inc. (incorporated by reference to Exhibit
                            3.15 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.16           -- By-laws of Pioneer Chlor Alkali International, Inc.
                            (incorporated by reference to Exhibit 3.16 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.17           -- Certificate of Incorporation of G.O.W. Corporation
                            (incorporated by reference to Exhibit 3.17 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.18           -- By-laws of G.O.W. Corporation (incorporated by reference to Exhibit 3.18 to the Company's Registration Statement
                            on Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
         *3.19           -- Certificate of Incorporation of Pioneer (East), Inc.
         *3.20           -- By-laws of Pioneer (East), Inc.
         *3.21           -- Certificate of Incorporation of T.C. Holdings, Inc.
         *3.22           -- By-laws of T.C. Holdings, Inc.
         *3.23           -- Certificate of Incorporation of T.C. Products, Inc.
         *3.24           -- By-laws of T.C. Products, Inc.
         *4.1            -- Indenture, dated as of June 17, 1997, by and among PAAC, the Subsidiary Guarantors defined therein and United
                            States Trust Company of New York, as Trustee, relating to
                            $200,000,000 principal amount of 9 1/4% Series A Senior
                            Notes due 2007, including form of Note and Guarantees.
         *4.2(a)         -- Deed of Trust, Assignment of Leases and Rents, Security
                            Agreement, Fixture Filing and Financing Statement by PCAC
                            (Tacoma, Washington).
         *4.2(b)         -- Mortgage, Assignment of Leases and Rents, Security
                            Agreement, Fixture Filing and Financing Statement by PCAC
                            (St. Gabriel, Louisiana).
         *4.2(c)         -- Deed of Trust, Assignment of Leases and Rents, Security
                            Agreement, Fixture Filing and Financing Statement by PCAC
                            (Henderson, Nevada).
         *4.3(a)         -- Term Loan Agreement, dated as of June 17, 1997, among
                            PAAC, Various Financial Institutions, as Lenders, DLJ
                            Capital Funding, Inc., as the Syndication Agent, Salomon
                            Brothers Holding Company Inc, as the Documentation Agent
                            and Bank of America Illinois, as the Administrative Agent
                            (the "Term Loan Agreement").
         *4.3(b)         -- Subsidiary Guaranty, dated June 17, 1997, executed by
                            each of the Subsidiaries party thereto, as guarantor,
                            respectively, in favor of the Lenders, guaranteeing the
                            obligations of one another under the Term Loan Agreement.
         *4.4            -- Security Agreement, dated as of June 17, 1997, among PCAC and United States Trust Company of New York, as
                            Collateral Agent.
         *4.5            -- Stock Pledge Agreement, dated as of June 17, 1997, among
                            PAI and United States Trust Company of New York, as
                            Collateral Agent.
         *4.6(a)         -- Loan and Security Agreement, dated as of June 17, 1997, by and among PAAC, Bank of America Illinois, as Agent and
                            Lender and the other Lenders party thereto (the
                            "Revolving Loan Agreement").
         *4.6(b)         -- Master Corporate Guaranty, dated June 17, 1997, executed by each of the Subsidiaries party thereto, as guarantor,
                            respectively, in favor of Bank of America Illinois, as
                            Agent, for the ratable benefit of the Lenders,
                            guaranteeing the obligations of one another under the
                            Revolving Loan Agreement.

        EXHIBIT                                  DESCRIPTION
        -------                                  -----------
         *4.6(c)         -- Master Security Agreement, dated June 17, 1997, executed by each of the Subsidiaries party thereto, as debtor,
                            respectively, in favor of Bank of America Illinois, as
                            Agent, for the ratable benefit of the lenders
         *4.7            -- Intercreditor and Collateral Agency Agreement, dated as of June 17, 1997 by and among United States Trust Company
                            of New York, as Trustee and Collateral Agent, Bank of
                            America Illinois, as Agent, PAAC, PAI and PCAC.
         *4.8            -- Exchange and Registration Rights Agreement, dated as of
                            June 17, 1997, by and among PAAC, the Subsidiary
                            Guarantors and the Initial Purchasers.
          5.1            -- Opinion of Willkie Farr & Gallagher.
          5.2            -- Opinion of Kent R. Stephenson, Esq.
          8.1            -- Opinion of Willkie Farr & Gallagher with respect to
                            certain tax matters.
        *10.1            -- Contingent Payment Agreement, dated as of April 20, 1995, by and among Pioneer (formerly, GEV corporation), PAAC
                            and the Sellers defined therein (incorporated by
                            reference to Exhibit 10.2 to the Current Report on Form
                            8-K of Pioneer, dated April 20, 1995).
        *10.2            -- Tax Sharing Agreement, dated as of April 20, 1995, by and among Pioneer, PAAC and the Subsidiary Guarantors defined
                            therein (incorporated by reference to Exhibit 10.3 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
        *10.3            -- Pioneer Companies, Inc. 1995 Stock Incentive Plan
                            (incorporated by reference to Exhibit 10.4 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
        *10.4            -- Pioneer Companies, Inc. Key Executive Stock Grant Plan
                            (incorporated by reference to Exhibit 10.2 to the
                            Quarterly Report on Form 10-Q of Pioneer for the
                            quarterly period ended June 30, 1996).
        *10.5            -- Pioneer Chlor Alkali Company, Inc. Supplemental
                            Retirement Plan (incorporated by reference to Exhibit
                            10.5 to the Annual Report on Form 10-K of Pioneer for the
                            fiscal year ended December 31, 1995).
        *10.6            -- Employment Agreement, dated as of April 20, 1995, between
                            Pioneer and Richard C. Kellogg, Jr. (incorporated by
                            reference to Exhibit 10.1 to the Quarterly Report on Form
                            10-Q of Pioneer for the quarterly period ended June 30,
                            1995).
        *10.7            -- Employment Agreement, dated November 1, 1992, and First
                            Amendment to Employment Agreement, dated as of April 20,
                            1995, between Pioneer Chlor Alkali Company, Inc. and Paul
                            J. Kienholz (incorporated by reference to Exhibit 10.7 to
                            Pioneer's Annual Report on Form 10-K for the year ended
                            December 31, 1995).
        *10.8            -- Employment Agreement, dated April 20, 1995, between
                            Pioneer Americas, Inc. and James E. Glattly (incorporated
                            by reference to Exhibit 10.8 to Pioneer's Annual Report
                            on Form 10-K for the year ended December 31, 1995).
        *10.9            -- Employment Agreement, dated April 20, 1995, between
                            Pioneer Americas, Inc. and Verrill M. Norwood, Jr.
                            (incorporated by reference to Exhibit 10.9 to Pioneer's
                            Annual Report on Form 10-K for the year ended December
                            31, 1995).
        *10.10           -- Executive Employment Agreement, dated January 4, 1997,
                            between Pioneer Companies, Inc. and Michael J. Ferris
                            (incorporated by reference to Exhibit 10.10 to the Annual
                            Report on Form 10-K of the Company for the fiscal year
                            ended December 31, 1996).

        EXHIBIT                                  DESCRIPTION
        -------                                  -----------
        *10.11           -- Stock Purchase Agreement, dated January 4, 1997, between
                            Pioneer Companies, Inc. and Michael J. Ferris
                            (incorporated by reference to Exhibit 10.11 to the Annual
                            Report on Form 10-K of the Company for the fiscal year
                            ended December 31, 1996).
        *10.12           -- Non-Qualified Stock Option Agreement, dated January 4,
                            1997, between Pioneer Companies, Inc. and Michael J.
                            Ferris (incorporated by reference to Exhibit 10.12 to the
                            Annual Report on Form 10-K of the Company for the fiscal
                            year ended December 31, 1996).
         10.13           -- Chlorine and Caustic Soda Sales Agreement, dated as of
                            June 17, 1997, between Occidental Chemical Corporation
                            and PCAC.
         10.14           -- Chlorine Purchase Agreement, dated as of June 17, 1997, between OCC Tacoma, Inc. and PCAC.
        +10.15           -- Environmental Operating Agreement, dated as of June 17,
                            1997, between OCC Tacoma and PCAC
        *12.1            -- Statement Regarding Computation of Ratio of Earnings to
                            Fixed Charges.
        *16.1            -- Letter from Ernst & Young LLP regarding change in
                            independent accountants (incorporated by reference to
                            Exhibit 16.1 to the Company's Registration Statement on
                            Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
        *21.1            -- Subsidiaries of the Registrants.
        *23.1            -- Independent Auditors' Consent of Deloitte & Touche LLP.
        *23.2            -- Independent Auditors' Consent of Ernst & Young LLP.
        *23.3            -- Independent Auditors' Consent of Piercy, Bowler, Taylor &
                            Kern.
        *23.4            -- Independent Public Accountants' Consent of Arthur
                            Andersen LLP.
         23.5            -- Consents of Willkie Farr & Gallagher (included in their opinions filed as Exhibits 5.1 and 8.1).
         23.6            -- Consent of Kent R. Stephenson, Esq. (included in his
                            opinion filed as Exhibit 5.2).
        *24.1            -- Powers of Attorney (included in the signature pages
                            hereto).
        *25.1            -- Statement on Form T-1 of Eligibility of Trustee.
        *99.1            -- Form of Letter of Transmittal.
        *99.2            -- Form of Notice of Guaranteed Delivery.
        *99.3            -- Form of Letter to Clients.
        *99.4            -- Form of Letter to Nominees.


---------------


* Previously filed.



+ Confidential treatment has been requested for portions of this agreement.